Spartan® Index Funds

Spartan Extended Market Index Fund
Class/Ticker
Investor/FSEMX	Fidelity Advantage®/FSEVX

Summary Prospectus

May 4, 2012

As Revised January 4, 2013

Fund Summary

Fund/Class:
Spartan® Extended Market Index Fund/Investor, Fidelity Advantage®

Investment Objective

The fund seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization United States companies.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)

Investor Class

Fidelity Advantage® Class

Redemption fee on shares held less than 90 days (as a % of amount redeemed)	0.75%	0.75%

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee A	0.06%	0.06%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.04%	0.01%
Total annual operating expenses	0.10%	0.07%

A Based on historical expenses, adjusted to reflect current fees.

Summary Prospectus

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Investor Class

Fidelity Advantage Class

1 year	$ 10	$ 7
3 years	$ 32	$ 23
5 years	$ 56	$ 40
10 years	$ 128	$ 90

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in common stocks included in the Dow Jones U.S. Completion Total Stock Market IndexSM, which represents the performance of stocks of mid- to small-capitalization U.S. companies.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of the Dow Jones U.S. Completion Total Stock Market IndexSM using a smaller number of securities.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Summary Prospectus

Fund Summary - continued

  Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.
  Mid Cap Investing. The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Indexes section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	-18.07%	42.81%	17.88%	10.01%	15.35%	5.38%	-38.45%	36.65%	28.58%	-3.82%

During the periods shown in the chart for Investor Class:	Returns	Quarter ended
Highest Quarter Return	21.07%	June 30, 2003
Lowest Quarter Return	-26.35%	December 31, 2008
Year-to-Date Return	14.41%	March 31, 2012

Summary Prospectus

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Investor Class are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years/Life of class
Investor Class - Return Before Taxes	-3.82%	1.85%	6.73%
Return After Taxes on Distributions	-4.36%	1.19%	6.22%
Return After Taxes on Distributions and Sale of Fund Shares	-1.84%	1.41%	5.77%
Fidelity Advantage Class - Return Before Taxes	-3.79%	1.88%	5.13% A
Dow Jones U.S. Completion Total Stock Market Index (reflects no deduction for fees, expenses, or taxes)	-3.76%	1.80%	6.83%

A From October 14, 2005.

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio Manager(s)

James Francis (senior portfolio manager) has managed the fund since October 2011.

Lou Bottari (portfolio manager) has managed the fund since January 2009.

Maximilian Kaufmann (portfolio manager) has managed the fund since December 2009.

Patrick Waddell (portfolio manager) has managed the fund since February 2004.

Peter Matthew (assistant portfolio manager) has managed the fund since August 2012.

Purchase and Sale of Shares

You may buy or sell Investor Class and Fidelity Advantage Class shares of the fund through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of Investor Class or Fidelity Advantage Class is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of Investor Class or Fidelity Advantage Class is its NAV, minus the short-term redemption fee, if applicable. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum - Investor Class	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200
Initial Purchase Minimum - Fidelity Advantage Class	$10,000

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Spartan, Fidelity Advantage, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2013 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

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